UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2015

Date of reporting period:  September 30, 2015

Item 1. Reports to Stockholders.

Poplar Forest Funds

Poplar Forest Partners Fund
Poplar Forest Outliers Fund
Poplar Forest Cornerstone Fund
Each a Series of Advisors Series Trust

www.poplarforestfunds.com

Annual Report
September 30, 2015

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TABLE OF CONTENTS

Performance	1

Sector Allocation of Portfolio Assets	15

Expense Example	17

Investment Highlights	20

Schedules of Investments	24

Statements of Assets and Liabilities	34

Statements of Operations	36

Statements of Changes in Net Assets	37

Financial Highlights	39

Notes to Financial Statements	43

Report of Independent Registered Public Accounting Firm	55

Notice to Shareholders	56

Information about Trustees and Officers	57

Householding	60

Privacy Notice	61

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Average Annual Total Returns as of September 30, 2015*
				Since
				Inception
Partners Fund	1 Year	3 Years	5 Years	12/31/09
Institutional Class Shares	-11.50%	14.23%	11.72%	11.02%
Class A Shares; With Load	-16.14%	12.01%	10.29%	9.76%
Class A Shares; No Load	-11.73%	13.94%	11.43%	10.74%
S&P 500® Index	-0.61%	12.40%	13.34%	12.25%

Outliers Fund	9 Months	1 Year	3 Years	12/31/11
Institutional Class Shares	-13.28%	-14.14%	13.70%	15.23%
Russell Midcap® Index	-5.84%	-0.25%	13.91%	14.92%

	9 Months			12/31/14
Class A Shares; With Load	-17.78%	—	—	-17.78%
Class A Shares; No Load	-13.44%	—	—	-13.44%
Russell Midcap® Index	-5.84%	—	—	-5.84%

Cornerstone Fund	9 Months			12/31/14
Institutional Class Shares	-7.16%	—	—	-7.16%
Class A Shares; With Load	-11.97%	—	—	-11.97%
Class A Shares; No Load	-7.32%	—	—	-7.32%
S&P 500® Index	-5.29%	—	—	-5.29%
Barclays U.S. Aggregate Bond Index	1.13%	—	—	1.13%
Consumer Price Index +3%	3.60%	—	—	3.60%

*	Returns for periods less than one year are not annualized.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.  Performance for Class A shares with load reflects a maximum 5.00% sales charge.  Class A shares without load do not take into account any sales charges which would reduce performance.

The expense ratio, net of fee waivers, reflects contractual fee waivers in effect through at least January 27, 2016.  The Partners Fund expense ratio is 1.26% net and 1.40% gross for the A shares and 1.01% net and 1.15% gross for the Institutional shares.  The Outliers Fund expense ratio is 1.36% net and 2.56% gross for the A shares and 1.11% net and 2.31% gross for the Institutional shares. The Cornerstone Fund expense ratio is 1.17% net and 2.39% gross for the A shares and 0.92% net and 2.14% gross for the Institutional shares.

Short-term performance, in particular, is not a good indication of each Fund’s future performance, and an investment should not be made based solely on returns.

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The Outliers Fund Institutional Class performance shown prior to December 31, 2014 is that of the Poplar Forest Outliers Fund, L.P. (the “Predecessor Partnership”) and includes expenses of the Predecessor Partnership.  Simultaneous with the commencement of the Fund’s investment operations on December 31, 2014, the Predecessor Partnership converted into the Institutional Class of the Fund.  The Predecessor Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.  The performance returns of the Predecessor Partnership are unaudited and are calculated by the Adviser on a total return basis.  The Predecessor Partnership was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund, which, if applicable, may have adversely affected its performance.

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November 6, 2015

Dear Partners,

A few weeks before the September 30, 2015 fiscal year end for the Poplar Forest Funds, I travelled back to Charlottesville to help my two oldest kids move into their college rooms. My son, the freshman and a native Californian, worried a bit about how he’d fit in with the preppy Southerners he expected to find at the University of Virginia. He loves his board shorts and t-shirts and he was emphatic about not wanting to look like everyone else. Yet the peer pressure began almost immediately. His roommate was more dialed into local style and swore he’d have Preston dressed like a Southern boy before Thanksgiving. We’ll see about that.

The pressure to “fit in” begins at an early age. In social settings, things often go more smoothly for those who look and act like everyone else. While the iconoclast might become the center of attention for his bold rebellion, he may be more likely to end up alone by the punch bowl because “no one wears white after Labor Day.”  It just seems so much safer to do what everyone else does.

When it comes to investing, I’m most comfortable when I have a differentiated opinion. Some of my best long-term investments have been decidedly unpopular when I purchased them. Oftentimes, the price has gone down further after being purchased. It’s no fun when prices go down, but sometimes it is an unfortunate part of the process of investing in out of favor and underappreciated companies. I’ve used contrarian investment principles for almost 20 years and I expect to use them for the next 20. I’m reminded of a quote often attributed to Thomas Jefferson:

“In matters of style, swim with the current; in matters of principle, stand like a rock.”

When it comes to investing, going along with the crowd may feel comfortable, but it may also prevent investment success if success is defined as well above average results. Quite simply, how can you be above average if you are doing what everyone else is doing? As with clothing, investment fashions come and go. From a money making perspective, times of widespread agreement may provide great opportunities for those willing to buck the trends.  Based on the bargains I’m seeing in the market today, this may be one of those times.

Current Fashion – Recession and Bear Market Worry

I believe the pervasive attitude today is worry that weak Chinese growth and/or interest rate increases by the U.S. Federal Reserve Board (the “Fed”) will create a recession that will result in a nasty bear market.

With respect to these issues, I have an educated opinion balanced by an awareness of my inability to forecast future macroeconomic variables with any precision. In the case of China, I agree with the consensus opinion that its economy is growing more slowly than in the past and, as a result, the growth in the nation’s consumption of commodities will slow and perhaps even fall. With respect to the Fed, I’m in the minority in believing the interest rate-setting Open Market Committee will take pains

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to not slow the economy by raising interest rates too quickly. Frankly, I think the Fed’s fear of recession makes it more likely that they will raise rates too late rather than too soon. From my vantage point, the economy feels stronger than the pundits acknowledge and I believe low oil prices will have a stimulative effect on economic growth. That said, at Poplar Forest we build our portfolios from the bottom-up by selecting individual securities where we see a favorable spread between price and value. In my experience, macroeconomic forecasting is not a road to riches.

While many may confess they have no unique ability to predict macroeconomic variables any better than anyone else, that doesn’t stop them from translating their opinions into investment decisions. I believe some index fund and exchange-traded fund (“ETF”) providers have enabled gamblers in the market casino to make “risk on” or “risk off” wagers by buying or selling baskets of stocks in particular industries or sectors of the market. This macroeconomic-driven speculation sometimes gets taken even further with ETFs that use leverage to magnify the purported payoff from a correct wager. This feels like borrowing money to bet on the roulette wheel. It may be exciting to bet on future prices, but excitement doesn’t often correlate well with profit.

In a time of ubiquitous information, finding the price of an investment security is easy. Stock and bond prices get buffeted minute-to-minute by rumors of changing Fed policy, consumer confidence, new unemployment claims or any number of seemingly unpredictable variables. I am amazed by the amount of time and effort many market participants spend trying to predict future security prices and the variables that influence them in the short term. It is not just the level or direction of prices that gets attention, but also the magnitude of price fluctuations. Since 1990, the volatility of prices, as implied by options on the S&P 500® Index (“S&P 500”), has been measured and reported as the Chicago Board Options Exchange (“CBOE”) Volatility Index – the “VIX.”  Traders can buy and sell derivative securities based on the price of the VIX. The VIX isn’t something you can touch; it is simply a formulaic average of 20 mathematical calculations, yet that doesn’t stop people from wagering on its future level. And it doesn’t stop there. There is now an index that measures the volatility of the VIX (the volatility of volatility) based on options on the VIX itself. This is progress?

In some ways, it feels like those of us who focus on identifying individual stock investments are about as popular as purveyors of bell-bottom pants.  So called “active managers” who build portfolios of individual securities have been losing market share to “passive” strategies (index funds and ETFs – for example) for several years now and that trend is predicted to continue indefinitely. Though the consensus predicts our demise, I believe active management can be a good way to generate superior, long-term investment results. Investors who want better than average results may need professionals who spend time analyzing companies as opposed to trying to out-guess “the other guy” on what’s going to happen next. Furthermore, as more investors move to passive strategies, the opportunities to identify individual opportunities may grow.

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Evaluating Current Opportunities – Time Horizon Matters

While a thesaurus may suggest that “price” and “value” are synonyms, I think they are profoundly different. Price is what one pays to buy something. Value is what is received in exchange for the price paid. When it comes to a business, we believe value critically depends on the absolute level, growth and variability of free cash flow over the long run. In the current environment where stock prices are being heavily influenced by fluctuating short-term predictions of macroeconomic variables, having a fundamental view of the value of individual companies may provide an investment opportunity when a company’s stock price, having fallen dramatically in response to investors’ worry, fails to reflect its true value. Furthermore, having a strong sense of underlying value can provide a steady base in times of dramatically fluctuating prices. Being disciplined when others start to panic has contributed to past success of the investment strategies we employ at Poplar Forest. It helps guide decisions as we sort through the many securities that have gotten “marked down” in price due to investors’ macroeconomic worries.

One of the challenges of being a value investor is that this style of investing often brings with it periods of appearing out of sync with the market; we are in the midst of one of those periods right now. It can feel a bit like showing up at the prom in a powder blue leisure suit when all the other guys are wearing black tuxedos. For many, the attention received when looking different is just too much to bear.

This is an uncomfortable time in the market cycle given how far stocks have come from the bottom in 2009. Scars still feel fresh from the 2000-2002 and 2007-2009 market declines when stock prices, as measured by the S&P 500, basically got cut in half. I’ve heard from prospective clients who simply state they are too worried about loss to invest now. For others who rode out the decline, they’ve now gotten “whole” and want to stay that way; they want to hold much larger cash reserves than they have held in the past given the gut-wrenching declines they’ve experienced. For some, the wounds from those bear markets exacted an emotional toll that won’t soon pass. Those wounds can seem resistant to intellectual arguments about the merits of stocks relative to alternatives like cash or bonds.

While fear of future loss is understandable given the markets we’ve lived through over the last 15 years, I believe the fear of loss brings with it potentially large opportunity costs. Given the current level of interest rates, I find stocks to be particularly compelling relative to alternative investments like cash and bonds. Importantly, because corporate profits grow over time, investments in equities can provide an opportunity to protect future purchasing power. Some bonds, with their fixed coupons, do not have the potential to produce a growing stream of income. Meanwhile, cash yields less than current levels of inflation, which means it buys less in a future with rising prices.

The recent stock market volatility has led some investors to fear global recession and a bear market decline (20% or more). I do not share those concerns as I don’t see excesses that need to be fixed. I view the recent sell-off as yet another correction (the

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15th decline of 5% or more in six years) in an on-going bull market (see the Appendix for more information). Central bankers around the world remain highly accommodating, investor attitudes appear restrained and we continue to find what we believe are attractive long-term investment opportunities using our bottom-up research process.

The ability to resist the pressure to “fit in” has long been evident in actions I’ve taken both inside and outside of my investment portfolio. The decision to move to (and stay in) Los Angeles 24 years ago surprised those with whom I grew up in Bedford, Virginia (population 6,000). Starting Poplar Forest Capital eight years ago was an even bigger head scratcher for many. I’ve been fortunate to have had family, friends, clients and colleagues whose encouragement and support made it easier for me to take Robert Frost’s less traveled road. Being patient and investing for the long term in out of favor and underappreciated companies is only possible because of thoughtful client partners who entrust us with their money for years (and hopefully decades). We will continue to do what we’ve done from the beginning: invest alongside you in our Funds with the goal of generating market-beating, long-term returns. Thank you for your confidence in Poplar Forest and for journeying with me on this less traveled road.

J. Dale Harvey
October 1, 2015

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Appendix – Stock Market Corrections of 5% or More

In the more than six years since its early 2009 bottom, the S&P 500 has advanced from a closing low price of 677 to a recent high of 2131 – a gain of 215%. Along the way, the market has had a correction of 5% or more 15 times and three of those corrections have exceeded 10%. In each case, the market recovered from the decline and moved on to make a new high:

Date of	Date of	S&P 500	S&P 500%
High	Low	Closing High Price	Closing Low Price	Change
3/26/09	3/30/09	832.86	787.53	-5.4%
5/8/09	5/15/09	929.23	882.88	-5.0%
6/12/09	7/10/09	946.21	879.13	-7.1%
10/19/09	10/30/09	1097.91	1036.19	-5.6%
1/19/10	2/8/10	1150.23	1056.74	-8.1%
4/23/10	7/2/10	1217.28	1022.58	-16.0%
2/18/11	3/16/11	1343.01	1256.88	-6.4%
4/29/11	10/3/11	1363.61	1099.23	-19.4%
4/2/12	6/1/12	1419.04	1278.04	-9.9%
9/14/12	11/15/12	1465.77	1353.33	-7.7%
5/21/13	6/24/13	1669.16	1573.09	-5.8%
12/31/13	2/3/14	1848.36	1741.89	-5.8%
9/18/14	10/15/14	2011.36	1862.49	-7.4%
12/5/14	12/16/14	2075.37	1972.74	-5.0%
5/21/15	8/25/15*	2130.82	1867.61*	-12.4%*
Note: * Low as of 9/30/2015.

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Poplar Forest Partners Fund

Commentary from J. Dale Harvey, Portfolio Manager:

Being a disciplined value investor can be frustrating when the approach is out of sync with the market; this is one of those times. Looking back, our results peaked roughly a year ago. Since then, the U.S. dollar strengthened relative to other currencies and oil prices collapsed. These macroeconomic variables dramatically impacted our portfolio and our poor results can be explained simply: Avon and energy.

Avon Products, Inc. (“Avon”) has been a clear disappointment as the fundamental changes made by a new management team have yet to bear fruit. This has been compounded by the strong dollar, which dramatically cut the value of Avon’s profits, all of which are earned overseas, and weakness in key markets like Brazil which have been hurt by falling energy prices and other self-inflicted economic issues. I continue to see great potential in Avon, but we haven’t added to the stock as it has fallen; we are awaiting concrete evidence that the turnaround we expect is actually occurring.

When it comes to energy, in hindsight, we invested too soon. We avoided the sector in the first five years of Poplar Forest’s existence, but we started getting more interested when U.S. natural gas prices dropped from double digit levels to $2 per thousand cubic feet (Mcf). Three years ago, energy stocks accounted for just 2% of the Poplar Forest Partners Fund’s assets. A year later it was up to 8% and at this time last year, 15% of the portfolio was comprised of energy stocks. Since then, oil prices have fallen more than 50% and the stocks have followed the commodity’s decline. The dramatic drop in oil prices reminds me of the collapse in 1986 – the last time Saudi Arabia gave up the role of market-balancing, swing producer. The 1986 investment environment provided a number of rewarding, long-term investment opportunities, and we are optimistic the same may happen this time.

During this weak period, we have been focused on tax loss harvesting and on working to assess the downside potential of our investments should a recovery in the oil industry take longer than expected. As a result, we’ve made a couple of portfolio changes that we feel improve the Fund’s risk/reward balance. While we have begun to see what we believe are a “once a generation” type valuation opportunities, we are being patient; we have not added significantly to the energy group, which accounted for 12% of the Partners Fund’s assets as of September 30, 2015.

Partially off-setting the weakness from energy were handsome gains of more than 30% in four investments: health insurer Aetna, drug manufacturer Eli Lilly, packaging maker Sealed Air, and video game producer Electronic Arts.  Strong gains from four different industries points to our traditional focus on bottom up stock picking as opposed to a macro-oriented investment strategy.

Periods of weak results are frustrating, but I believe they provide opportunity. I’m particularly excited about the value I see in the portfolio today. The companies in which we’ve invested offer  proportionate free cash flow equaling more than 7% of their market value (excluding energy & materials), they trade at a more than 30%

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discount to our appraisal of fair value, and at close to a 50% discount to the S&P 500 on our assessment of normalized earnings. We believe that investing in financially strong companies when they are out of favor, and thus trading at heavily discounted prices, can offer very compelling prospective returns – particularly in the current low yield investment environment.

Given our focus on long-term investing, we pay most attention to our long-term results – specifically on the Fund’s Institutional Class shares (IPFPX). The recent performance of the Fund has resulted in cumulative results that have not kept pace with the S&P 500. While we are disappointed in current comparisons, this has happened before and we believe that by sticking to our investment discipline, we hope to deliver on our goal of market-beating returns over full market cycles.

The chart below is a hypothetical representation of how $10,000 would have grown had it been invested in either the Institutional Class shares of the Fund (to $18,240) or in the S&P 500 (to $19,430). If we are successful, the gap between the lines on the chart will widen over time.

Growth of $10,000
Inception thru 9/30/15
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
IPFPX
S&P 500

Past performance does not guarantee future results. This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Institutional Class since its inception on December 31, 2009. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.

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Poplar Forest Outliers Fund

Commentary from Steve Burlingame, Portfolio Manager:

The return of volatility to the equity markets and renewed concerns about a slowdown in global growth have me thinking about Robert Frost’s famous poem, The Road Not Taken, which ends with the provocative words, “Two roads diverged in a wood, and I – I took the one less traveled by, and that has made all the difference.”

Big swings in the stock market, such as the S&P 500’s 11% decline between August 17, 2015 and August 25, 2015 and 6% decline between September 16, 2015 and September 28, 2015, often induce fear which, in turn, can lead to short-term decision making and a powerful impulse to sell whatever stocks have recently been declining.  In today’s stock market, I believe it is especially easy for an investor’s mindset to migrate towards what I call the “low road.”  The low road is the psychological and emotional path of least resistance and often involves doing now what would have looked smart six months ago.  Fear and impulse are the drivers on the low road and rationality is relegated to the back seat.  Travelling the low road feels good relative to recent trends since it accommodates our desire to minimize perceived short-term losses which, as various studies have proven, pack a much greater emotional punch than gains1.  In contrast, making decisions along the “high road” involves doing what often feels terrible in the short-term by forcing ourselves to counteract our emotions with longer-term, rational analysis.  On the high road, short-term volatility does not equal risk; rather, risk may be thought of as the probability of an investment realizing a permanent loss of capital on a multi-year basis.  Assuming the long-term earnings power of a business hasn’t been impaired, a falling stock price can mean the risk profile of an investment in that business actually has improved.  Despite our portfolio experiencing elevated volatility in the last twelve months, I believe the portfolio has become less risky, not more so, when viewed from the high road.

Investment Results:

For this fiscal period, December 31, 2014 through September 30, 2015, the Fund’s Institutional Class generated a return of -13.28% and Class A generated a return of -13.44% (without load), both of which were lower than the Russell Midcap® Index return of -5.84%. Our goal is not to outperform every quarter or even every year but rather to generate market-beating annualized returns over a full market cycle.  Since inception on December 31, 2011, the Fund’s Institutional Class has generated an annualized return of 15.23% which compares to a 14.92% return for the Russell Midcap® Index.  The portfolio is currently valued at less than 11x my estimate of normalized earnings power which represents a significant discount to the current valuation multiples of indices for small, midcap and large cap stocks.

From a performance attribution standpoint, our weak fiscal year performance relative to the Russell Midcap® Index was a function of both stock selection and sector allocation decisions.  Our investments in the Healthcare, Materials, and Consumer Staples sectors contributed the most to our relative returns whereas our investments in the Industrials, Information Technology, and Consumer Discretionary sectors

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detracted the most.  While we have been early with some of our investments in the Industrials sector, we continue to believe that attractive risk / reward profiles exist among companies positioned to potentially benefit from increased spending on infrastructure and non-residential capital expenditures in the U.S. and Europe. This belief informs our relatively high exposure to companies in the Industrials sector.  It is worth noting that the Fund has no exposure to Utilities or Real Estate Investment Trusts (“REITs”).  Many of these companies have paid investors high dividend yields and are often viewed as fixed income equivalents.  Over the next three to five years, investors may become less interested in Utilities and REITs if interest rates on competing fixed income assets rise.

During the last fiscal period, we initiated investments in Gildan Activewear Inc. (GIL), Zynga Inc. (ZNGA), Leucadia National Corporation (LUK), Dril-Quip, Inc. (DRQ), Mattel, Inc. (MAT), Zimmer Biomet Holdings, Inc. (ZBH), Core Laboratories N.V. (CLB), Party City Holdco Inc. (PRTY), Motorola Solutions, Inc. (MSI), and H&R Block, Inc. (HRB) and exited investments in Core-Mark Holding Company, Inc. (CORE), Ultra Petroleum Corporation (UPL), Monster Beverage Corporation (MNST),  WPX Energy, Inc. (WPX), and Colfax Corporation (CFX).  We believe the Fund continues to look quite different from the Russell Midcap® Index with notably higher allocations to the Producer Durables / Industrials and Energy sectors and notably lower allocations to the Consumer Discretionary, Financials, and Utilities sectors.

Poplar Forest Cornerstone Fund

Commentary from Derek Derman, Co-Portfolio Manager:

The Cornerstone Fund aims to offer investors Poplar Forest’s contrarian value approach to long-term capital growth with an added emphasis on recurring income, principal preservation and lower volatility. We seek to achieve this objective by constructing a flexible, balanced portfolio of dividend paying stocks, investment grade bonds and cash that can generate attractive returns and avoid major losses. We set the Fund’s asset allocation based on our long-term outlook for the Fund’s holdings. Fixed income weightings can range from 25%-50%. At year end, the Fund’s fixed income and cash holdings totaled 35% of assets. This allocation helped to dampen the impact of the market sell-off during the last quarter.

The current 25% allocation to bonds reflects our view that fixed income securities in aggregate offer minimal value.  We believe the market is underestimating the risks of rising interest rates and want to protect our investors.  As a result, the portfolio’s duration is less than two years. With holdings of short-term corporate bonds and Treasuries, our aim is to protect capital when normalization of the Fed Fund’s rate begins. Additionally, we own shorter-term debt to take advantage of higher yielding reinvestment opportunities when they emerge.  The Fund also has approximately one-fourth of its fixed income holdings in inflation-protected securities.  We believe investors are mistakenly assuming today’s low inflation rate environment will

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continue into the foreseeable future. Since consensus sees minimal inflation risk, the protection provided by these bonds is inexpensive in our opinion, and unlike most bonds, these securities will benefit from rising interest rates. The Fund’s 10% cash position provides flexibility to capitalize on market volatility. If stock prices disconnect from intrinsic value in a market sell-off, we will attempt to take advantage and boost our equity holdings.

For the Fund’s equity holdings, we have a sizeable position in interest rate sensitive financials and have been increasing energy exposure.  We hold a contrarian view about the prospects of these sectors and see discounted valuations.  While we don’t know when interest rates will normalize, we believe that the Fed’s zero interest rate policy is not sustainable. Our investment strategy is designed to benefit as the Fed sets out to normalize interest rates.  Additionally, we are starting to see attractive opportunities in the energy sector.  In our view, oil prices are temporarily depressed.  The current glut in oil supply is primarily from market share jostling that will be settled over time.  History has shown that low cost providers typically win these battles and we expect a similar outcome to play out during this cycle.  Once weak drillers are forced out of the market, we expect supply and demand to come back into balance and oil prices to move meaningfully higher from today’s prices.  While we believe that attractive returns in energy can be earned, we are conscious of potential downside risk and remain patient about deploying capital.

Despite negative results for the quarter, we are excited about Cornerstone as a balanced long-term investment choice for conservative, risk-adverse investors who seek a combination of income and growth.  We have identified attractively priced equities trading at significant discounts to their underlying value and investment grade fixed income securities that provide income.  Our focus remains squarely on sticking to our disciplined investment process and aiming to generate long-term investment returns that exceed inflation by 3% annually (Consumer Price Index (“CPI”) + 300 basis points (“bps”)), a rate of return that we believe enable investors to protect both principal and purchasing power over time.

Investment Results and Operations:

Since inception nine months ago, the Cornerstone Fund’s Institutional Class returned -7.16% and Class A returned -7.32%. This compares to the -5.29% return of the S&P 500 and the Barclays U.S. Aggregate Bond Index’s 1.13% return. Markets remain volatile as investors feel highly uncertain about the direction of the global economy. While the consensus view was that the Fed would begin raising interest rates this year, now futures prices suggest it won’t happen until 2016.  In fact, the 10-year U.S. Treasury yield ended calendar 3Q15 below where it started the year. New concerns about emerging market economic prospects are weighing on inflation expectations and treasury yields. We continue to position the Fund for interest rate normalization. As a result, our interest-sensitive bank and life insurance investments underperformed. Financials are our largest sector weight as we anticipate the Fed will move away from its zero interest rate policy over time. The portfolio also

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experienced weakness in the consumer and energy sectors.  We are using the market’s short-term volatility to buy great companies at discounted valuations. Our investment process remains focused on the long-term. Temporary dislocations in share prices are welcomed if they can provide opportunities to invest at cheaper valuations. Of course, all capital invested is focused on our goals of protecting and growing investors’ purchasing power.  During the year, we established many new equity positions and exited others. Key additions to the portfolio included: Microsoft Corporation, Hewlett Packard Company, Mattel, Inc., JPMorgan Chase & Company, and Baker Hughes, Inc.  Examples of investments eliminated included WPX Energy, Inc., Avon Products, Inc., and Bristol-Myers Squibb Company. The portfolio’s asset allocation is currently 65% equities, 25% fixed income and 10% cash and equivalents. The bond portfolio continues to hold high-quality low-duration securities with the intention of limiting rising interest rate risk. The Fund’s cash and equivalents weighting sets us up to deploy assets should a market correction occur.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Investing in small and medium-sized companies may involve greater risk than investing in larger, more established companies because they can be subject to greater share price volatility.  The Funds may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are usually greater in emerging markets.  The Funds may invest in debt securities which typically decrease in value when interest rates rise.  Asset-backed and mortgage-backed securities include market risk, interest rate risk, credit risk and prepayment risk.  This risk is usually greater for longer-term debt securities.  When a Fund invests in an exchange-traded fund (“ETF”) or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The Funds may invest in options, which may be subject to greater fluctuations in value than an investment in the underlying securities.

Fund holdings and sector allocations are subject to change at any time, and should not be considered a recommendation to buy or sell any security.  For a complete list of holdings, please refer to the schedule of investments in this report.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index® represents approximately 31% of the total market capitalization of the Russell 1000 companies.

The Barclays U.S. Aggregate Bond Index, which used to be called the “Lehman Aggregate Bond Index,” is a broad based index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in the United States.

POPLAR FOREST FUNDS

The Consumer Price Index (“CPI”) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The CPI +3% is a measure defined as an objective in the Fund prospectus.  The annual percentage change in the CPI is used as a measure of inflation.

CBOE Volatility Index is the Chicago Board Options Exchange (CBOE) volatility index (“VIX”), which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

It is not possible to invest directly in an index.

Active investing has higher management fees because of the manager’s increased level of involvement while index investing has lower management and operating fees. Investing in both actively managed funds and index funds involves risk and principal loss is possible. Both actively managed funds and index funds generally have daily liquidity. Actively managed mutual funds may have higher portfolio turnover than index funds. Excessive turnover can limit returns and can incur capital gains.

An index fund is a type of mutual fund with a portfolio constructed to match or track the components of a specific index, such as the S&P 500® Index.

Free cash flow is revenue less operating expenses including interest expenses and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

Free cash flow yield is a fundamental performance measure calculated by dividing free cash flow by market capitalization.

Earnings per share is calculated by dividing a company’s net income by its outstanding common shares.  Earnings growth is the percentage increase in earnings per share from one year to the next.  Earnings Growth is not a measure of the Funds’ future performance.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.  Duration is expressed as a number of years.

Basis point equals 1/100th of 1%.

[1]	Kahneman, D. and Tversky, A. (1992). “Advances in prospect theory: Cumulative representation of uncertainty”. Journal of Risk and Uncertainty 5 (4): 297–323. doi:10.1007/BF00122574.

Poplar Forest Capital LLC is the adviser to the Poplar Forest Funds which are distributed by Quasar Distributors, LLC.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2015 (Unaudited)

POPLAR FOREST PARTNERS FUND

POPLAR FOREST OUTLIERS FUND

Percentages represent market value as a percentage of total investments.

POPLAR FOREST FUNDS

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2015 (Unaudited), Continued

POPLAR FOREST CORNERSTONE FUND

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2015 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/15 – 9/30/15).

Actual Expenses
For each class of each Fund, two lines are presented in the tables below, with the first line providing information about actual account values and actual expenses.  Actual net expenses are limited to 1.25% and 1.00% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Partners Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.35% and 1.10% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Outliers Fund, per the operating expenses limitation agreement.  Actual net expenses are limited to 1.15% and 0.90% for Class A shares and Institutional Class shares, respectively, of the Poplar Forest Cornerstone Fund, per the operating expenses limitation agreement.  You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
For each class of each Fund, the second line provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the tables for each

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2015 (Unaudited), Continued

class of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/15	9/30/15	4/1/15 – 9/30/15	Ratio*
Poplar Forest Partners Fund

Class A Shares
Actual	$1,000.00	$ 884.70	$5.91	1.25%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.80	$6.33	1.25%

Institutional Class Shares
Actual	$1,000.00	$ 885.90	$4.73	1.00%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.05	$5.06	1.00%

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/15	9/30/15	4/1/15 – 9/30/15	Ratio*
Poplar Forest Outliers Fund

Class A Shares
Actual	$1,000.00	$ 857.00	$6.28	1.35%
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.30	$6.83	1.35%

Institutional Class Shares
Actual	$1,000.00	$ 858.30	$5.12	1.10%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.55	$5.57	1.10%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

POPLAR FOREST FUNDS

EXPENSE EXAMPLE at September 30, 2015 (Unaudited), Continued

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	4/1/15	9/30/15	4/1/15 – 9/30/15	Ratio*
Poplar Forest Cornerstone Fund

Class A Shares
Actual	$1,000.00	$ 932.00	$5.57	1.15%
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.30	$5.82	1.15%

Institutional Class Shares
Actual	$1,000.00	$ 932.90	$4.36	0.90%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

*
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

POPLAR FOREST PARTNERS FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Partners Fund – Institutional Class Shares vs the S&P 500® Index

			Since
Average Annual Total Return:	1 Year	5 Year	Inception[1]
Poplar Forest Partners Fund –
Institutional Class Shares	-11.50%	11.72%	11.02%
Poplar Forest Partners Fund –
Class A Shares (with sales load)	-16.14%	10.29%	9.76%
Poplar Forest Partners Fund –
Class A Shares (without sales load)	-11.73%	11.43%	10.74%
S&P 500® Index	-0.61%	13.34%	12.25%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

[1]	The Fund commenced operations on December 31, 2009.

POPLAR FOREST OUTLIERS FUND

Comparison of the change in value of a $1,000,000 investment in the Poplar
Forest Outliers Fund – Institutional Class Shares vs the Russell Midcap® Index

Since
Total Return:	Inception[1]
Poplar Forest Outliers Fund – Institutional Class Shares	-13.28%
Poplar Forest Outliers Fund – Class A Shares (with sales load)	-17.78%
Poplar Forest Outliers Fund – Class A Shares (without sales load)	-13.44%
Russell Midcap® Index	-5.84%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.  The Russell Midcap® Index is a subset of the Russell 1000® Index.  It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.  The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies.

[1]	The Fund commenced operations on December 31, 2014.

POPLAR FOREST CORNERSTONE FUND

Comparison of the change in value of a $1,000,000 investment in the
Poplar Forest Cornerstone Fund – Institutional Class Shares vs.
the S&P 500® Index, the Barclays U.S. Aggregate Bond Index and
the Consumer Price Index +3%

Since
Total Return:	Inception[1]
Poplar Forest Cornerstone Fund – Institutional Class Shares	-7.16%
Poplar Forest Cornerstone Fund – Class A Shares (with sales load)	-11.97%
Poplar Forest Cornerstone Fund – Class A Shares (without sales load)	-7.32%
S&P 500® Index	-5.29%
Barclays U.S. Aggregate Bond Index	1.13%
Consumer Price Index +3%	3.60%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-522-8860.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers,  returns would be reduced.  Class A shares may be subject to a 5.00% front-end sales load.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation.

POPLAR FOREST CORNERSTONE FUND

The Barclays U.S. Aggregate Bond Index, which used to be called the “Lehman Aggregate Bond Index,” is a broad based index, maintained by Barclays Capital, which took over the index business of the now defunct Lehman Brothers, and is often used to represent investment grade bonds being traded in the United States.

Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.  The annual percentage change in a CPI is used as a measure of inflation.  The CPI +3% is a measure defined as an objective in the Fund’s prospectus.

[1]	The Fund commenced operations on December 31, 2014.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares	COMMON STOCKS – 96.5%	Value
	Banks – 10.8%
1,000,000	Bank of America Corp.	$15,580,000
475,000	Citigroup, Inc.	23,564,750
270,000	JPMorgan Chase & Co.	16,461,900
		55,606,650
	Construction & Engineering – 4.1%
760,000	AECOM Technology Corp. (b)	20,907,600

	Containers & Packaging – 3.6%
400,000	Sealed Air Corp.	18,752,000

	Electronic Equipment,
	Instruments & Components – 4.5%
385,000	TE Connectivity Ltd. (a)	23,057,650

	Energy Equipment & Services – 7.9%
450,000	Baker Hughes, Inc.	23,418,000
154,200	Halliburton Co.	5,450,970
737,700	Rowan Companies plc – Class A (a)	11,913,855
		40,782,825
	Health Care Equipment & Supplies – 1.3%
71,700	Zimmer Biomet Holdings, Inc.	6,734,781

	Health Care Providers & Services – 6.8%
135,000	Aetna Inc.	14,770,350
330,000	Quest Diagnostics, Inc.	20,285,100
		35,055,450
	Industrial Conglomerates – 2.7%
550,000	General Electric Co.	13,871,000

	Insurance – 16.1%
230,000	Allstate Corp.	13,395,200
445,000	American International Group, Inc.	25,284,900
470,000	Lincoln National Corp.	22,306,200
465,000	MetLife, Inc.	21,924,750
		82,911,050
	Leisure Products – 4.2%
1,025,000	Mattel, Inc.	21,586,500

	Media – 1.4%
110,000	Omnicom Group Inc.	7,249,000

	Metals & Mining – 6.0%
1,056,300	Freeport-McMoRan Inc.	10,235,547

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares		Value
	Metals & Mining – 6.0%, Continued
387,000	Reliance Steel & Aluminum Co.	$20,901,870
		31,137,417
	Oil, Gas & Consumable Fuels – 4.2%
316,300	Antero Resources Corp. (b)	6,692,908
97,300	Chevron Corp.	7,675,024
1,087,800	WPX Energy, Inc. (b)	7,201,236
		21,569,168
	Personal Products – 0.7%
1,175,000	Avon Products, Inc.	3,818,750

	Pharmaceuticals – 4.4%
273,800	Eli Lilly & Co.	22,914,322

	Professional Services – 3.8%
186,100	Dun & Bradstreet Corp.	19,540,500

	Semiconductors & Semiconductor Equipment – 2.7%
1,170,000	Intersil Corp. – Class A	13,689,000

	Software – 4.4%
510,000	Microsoft Corp.	22,572,600

	Technology Hardware, Storage & Peripherals – 4.0%
800,000	Hewlett-Packard Co.	20,488,000

	Trading Companies & Distributors – 2.9%
245,000	MSC Industrial Direct Co., Inc. – Class A	14,952,350
	TOTAL COMMON STOCKS
	(Cost $456,824,990)	497,196,613

Principal
Amount	CORPORATE BONDS – 1.2%
	Health Care Providers & Services – 0.1%
	Quest Diagnostics, Inc.
$750,000	3.20%, 4/1/16	758,865

	Life Sciences Tools & Services – 0.3%
	Thermo Fisher Scientific, Inc.
1,500,000	2.25%, 8/15/16	1,513,319

	Nondepository Credit Intermediation – 0.3%
	General Electric Capital Corp.
1,500,000	3.35%, 10/17/16	1,540,899

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Principal
Amount		Value
	Oil, Gas & Consumable Fuels – 0.3%
	Oneok Partners LP
$1,500,000	3.25%, 2/1/16	$1,506,778

	Semiconductors &
	Semiconductor Equipment – 0.2%
	Altera Corp.
798,000	1.75%, 5/15/17	802,163
	TOTAL CORPORATE BONDS
	(Cost $6,124,525)	6,122,024

Shares	SHORT-TERM INVESTMENTS – 2.3%
6,764,612	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.13% (c)	6,764,612

Principal
Amount
	U.S. Treasury Bill
$1,000,000	0.00%, 11/19/15 (d)	1,000,031
1,000,000	0.00%, 12/17/15 (d)	1,000,040
1,000,000	0.007%, 1/21/16 (d)	999,977
1,000,000	0.016%, 2/18/16 (d)	999,937
1,000,000	0.043%, 3/24/16 (d)	999,793
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $11,762,357)	11,764,390

	Total Investments in Securities
	(Cost $474,711,872) – 100.0%	515,083,027
	Other Assets in Excess of Liabilities – 0.0%	30,778
	NET ASSETS – 100.0%	$515,113,805

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2015.
(d)	Rate shown is the discount rate at September 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares	COMMON STOCKS – 84.9%	Value
	Air Freight & Logistics – 1.0%
9,500	UTi Worldwide, Inc. (a) (b)	$43,605

	Banks – 4.4%
4,950	CIT Group Inc.	198,149

	Building Products – 1.8%
1,650	Armstrong World Industries, Inc. (b)	78,771

	Commercial Services & Supplies – 3.1%
3,200	Clean Harbors, Inc. (b)	140,704

	Communications Equipment – 4.3%
2,850	Motorola Solutions, Inc.	194,883

	Construction & Engineering – 4.8%
7,830	AECOM Technology Corp. (b)	215,403

	Diversified Consumer Services – 5.2%
2,000	H & R Block, Inc.	72,400
1,450	DeVry Education Group, Inc.	39,454
2,250	Strayer Education, Inc. (b)	123,683
		235,537
	Diversified Financial Services – 2.8%
6,300	Leucadia National Corp.	127,638

	Energy Equipment & Services – 7.3%
1,700	Baker Hughes, Inc.	88,468
1,400	Core Laboratories N.V. (a)	139,720
1,750	Dril-Quip, Inc. (b)	101,885
		330,073
	Health Care Equipment & Supplies – 3.6%
1,700	Zimmer Biomet Holdings, Inc.	159,681

	Health Care Providers & Services – 11.0%
1,050	Aetna Inc.	114,880
1,000	Humana, Inc.	179,000
3,300	Quest Diagnostics, Inc.	202,851
		496,731
	Insurance – 5.0%
7,400	Progressive Corp.	226,736

	Leisure Products – 1.6%
3,500	Mattel, Inc.	73,710

	Machinery – 4.2%
10,200	NN, Inc.	188,700

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares		Value
	Metals & Mining – 3.4%
2,800	Reliance Steel & Aluminum Co.	$151,228

	Oil, Gas & Consumable Fuels – 1.6%
1,100	EQT Corp.	71,247

	Professional Services – 3.5%
1,500	Dun & Bradstreet Corp.	157,500

	Real Estate Management & Development – 0.8%
293	Howard Hughes Corp. (b)	33,619

	Semiconductors &
	Semiconductor Equipment – 3.3%
3,400	Micron Technology, Inc. (b)	50,932
4,800	Veeco Instruments, Inc. (b)	98,448
		149,380
	Software – 4.8%
2,450	Check Point Software Technologies, Ltd. (a) (b)	194,359
10,098	Zynga, Inc. – Class A (b)	23,023
		217,382
	Specialty Retail – 2.0%
5,500	Party City Holdco Inc. (b)	87,835

	Technology Hardware,
	Storage & Peripherals – 2.2%
1,650	NetApp, Inc.	48,840
950	SanDisk Corp.	51,614
		100,454
	Textiles, Apparel & Luxury Goods – 3.2%
4,700	Gildan Activewear, Inc. (a)	141,752
	TOTAL COMMON STOCKS
	(Cost $4,357,035)	3,820,718

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares	SHORT-TERM INVESTMENTS – 15.2%	Value
241,471	Fidelity Institutional Money Market
	Government Portfolio – Class I, 0.01% (c)	$241,471
443,000	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.13% (c)	443,000
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $684,471)	684,471
	Total Investments in Securities
	(Cost $5,041,506) – 100.1%	4,505,189
	Liabilities in Excess of Other Assets – (0.1)%	(2,422)
	NET ASSETS – 100.0%	$4,502,767

(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares	COMMON STOCKS – 65.5%	Value
	Banks – 6.9%
10,788	Bank of America Corp.	$168,077
5,100	Citigroup, Inc.	253,011
4,200	JPMorgan Chase & Co.	256,074
		677,162
	Beverages – 2.2%
2,300	PepsiCo, Inc.	216,890

	Communications Equipment – 0.7%
2,700	Cisco Systems, Inc.	70,875

	Construction & Engineering – 2.0%
7,300	AECOM Technology Corp. (b)	200,823

	Electrical Equipment – 1.6%
3,600	Emerson Electric Co.	159,012

	Electronic Equipment,
	Instruments & Components – 2.7%
4,400	TE Connectivity Ltd. (a)	263,516

	Energy Equipment & Services – 4.0%
4,900	Baker Hughes, Inc.	254,996
3,400	Rowan Companies plc – Class A (a)	54,910
1,300	Schlumberger Ltd. (a)	89,661
		399,567
	Food & Staples Retailing – 2.6%
4,000	Wal-Mart Stores, Inc.	259,360

	Health Care Equipment & Supplies – 1.7%
1,800	Zimmer Biomet Holdings, Inc.	169,074

	Household Products – 1.8%
2,400	Procter & Gamble Co.	172,656

	Industrial Conglomerates – 2.6%
900	3M Co.	127,593
5,000	General Electric Co.	126,100
		253,693
	Insurance – 7.8%
4,500	American International Group, Inc.	255,690
5,400	Lincoln National Corp.	256,284
5,600	MetLife, Inc.	264,040
		776,014

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares		Value
	IT Services – 2.6%
1,800	International Business Machines Corp.	$260,946

	Leisure Products – 2.5%
11,500	Mattel, Inc.	242,190

	Metals & Mining – 3.6%
16,500	Freeport-McMoRan Inc.	159,885
3,600	Reliance Steel & Aluminum Co.	194,436
		354,321
	Oil, Gas & Consumable Fuels – 2.0%
2,900	Antero Resources Corp. (b)	61,364
1,700	Chevron Corp.	134,096
		195,460
	Pharmaceuticals – 8.7%
3,900	Abbott Laboratories	156,858
3,000	AbbVie, Inc.	163,230
5,350	GlaxoSmithKline Plc – ADR	205,708
1,800	Johnson & Johnson	168,030
5,200	Pfizer, Inc.	163,332
		857,158
	Professional Services – 2.2%
2,100	Dun & Bradstreet Corp.	220,500

	Software – 2.6%
5,900	Microsoft Corp.	261,134

	Technology Hardware,
	Storage & Peripherals – 2.6%
10,200	Hewlett-Packard Co.	261,222

	Trading Companies & Distributors – 2.1%
3,400	MSC Industrial Direct Co., Inc. – Class A	207,502
	TOTAL COMMON STOCKS
	(Cost $7,192,863)	6,479,075

Principal
Amount	CORPORATE BONDS – 15.8%
	Beverages – 2.5%
	Dr Pepper Snapple Group, Inc.
$250,000	2.90%, 1/15/16	251,481

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Principal
Amount		Value
	Chemicals – 2.8%
	Praxair, Inc.
$250,000	4.50%, 8/15/19	$272,542

	Nondepository Credit Intermediation – 2.6%
	General Electric Capital Corp.
250,000	3.35%, 10/17/16	256,816

	Oil, Gas & Consumable Fuels – 2.7%
	Marathon Oil Corp.
250,000	5.90%, 3/15/18	270,187

	Semiconductors & Semiconductor Equipment – 1.9%
	Altera Corp.
190,000	1.75%, 5/15/17	190,991

	Technology Hardware, Storage & Peripherals – 3.3%
	EMC Corp.
320,000	1.875%, 6/1/18	320,918
	TOTAL CORPORATE BONDS
	(Cost $1,566,130)	1,562,935

	U.S. GOVERNMENT AGENCIES
	AND INSTRUMENTALITIES – 9.1%
	U.S. Government Agencies
	FHLMC
300,000	0.75%, 9/11/17	300,551

	U.S. Treasury Bond
	U.S. Treasury Bond TIPS
305,730	0.125%, 4/15/20	303,987

	U.S. Treasury Note
	U.S. Treasury Note TIPS
305,784	0.125%, 1/15/22	298,311
	TOTAL U.S. GOVERNMENT AGENCIES
	AND INSTRUMENTALITIES (Cost $915,440)	902,849

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares	SHORT-TERM INVESTMENTS – 11.9%	Value
729,354	Fidelity Institutional Money Market
	Portfolio – Select Class, 0.13% (c)	$729,354

Principal
Amount
	U.S. Treasury Bill
$60,000	0.00%, 10/15/15 (d)	60,001
70,000	0.00%, 11/19/15 (d)	70,002
75,000	0.00%, 12/17/15 (d)	75,003
80,000	0.007%, 1/21/16 (d)	79,998
80,000	0.016%, 2/18/16 (d)	79,995
80,000	0.043%, 3/24/16 (d)	79,984
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $1,174,173)	1,174,337
	Total Investments in Securities
	(Cost $10,848,606) – 102.3%	10,119,196
	Liabilities in Excess of Other Assets – (2.3)%	(226,675)
	NET ASSETS – 100.0%	$9,892,521

ADR – American Depositary Receipt
FHLMC – Federal Home Loan Mortgage Corporation
(a)	U.S. traded security of a foreign issuer.
(b)	Non-income producing security.
(c)	Rate shown is the 7-day annualized yield at September 30, 2015.
(d)	Rate shown is the discount rate at September 30, 2015.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2015

ASSETS
Investments in securities, at value
  (identified cost $474,711,872, $5,041,506, and $10,848,606, respectively)
Receivables
Due from Adviser (Note 4)
Fund shares issued
Dividends and interest
Dividend tax reclaim
Prepaid expenses
Total assets

LIABILITIES
Payables
Securities purchased
Fund shares redeemed
Due to Adviser
12b-1 fees
Custody fees
Administration and fund accounting fees
Transfer agent fees and expenses
Audit fees
Chief Compliance Officer fee
Accrued expenses
Total liabilities
NET ASSETS

CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value and redemption price per share

Maximum offering price per share (Net asset value per share divided by 95.00%)

Institutional Class Shares
Net assets applicable to shares outstanding
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]
Net asset value, offering and redemption price per share

COMPONENTS OF NET ASSETS
Paid-in capital
Accumulated net investment income
Accumulated net realized gain/(loss) from investments and written options
Net unrealized appreciation/(depreciation) on investments
Net assets

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2015, Continued

Poplar Forest	Poplar Forest	Poplar Forest
Partners	Outliers	Cornerstone
Fund	Fund	Fund

$515,083,027	$4,505,189	$10,119,196

—	10,493	7,920
822,438	20,000	100,000
475,639	1,686	17,755
—	—	—
30,326	5,837	2,638
516,411,430	4,543,205	10,247,509

—	—	313,728
652,934	—	—
356,002	—	—
150,219	282	275
11,207	1,416	1,545
55,392	11,375	12,731
38,747	7,068	5,685
20,694	16,098	16,098
1,500	1,500	1,500
10,930	2,699	3,426
1,297,625	40,438	354,988
$515,113,805	$4,502,767	$9,892,521

$185,183,362	$282,011	$363,984
4,777,604	13,030	15,711
$38.76	$21.64	$23.17
$40.80	$22.78	$24.39

$329,930,443	$4,220,756	$9,528,537
8,468,816	194,676	410,517
$38.96	$21.68	$23.21

$479,030,922	$4,932,440	$10,121,431
3,240,763	—	63,083
(7,529,035)	106,644	437,417
40,371,155	(536,317)	(729,410)
$515,113,805	$4,502,767	$9,892,521

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF OPERATIONS For the Period Ended September 30, 2015

	Poplar Forest	Poplar Forest	Poplar Forest
	Partners	Outliers	Cornerstone
	Fund	Fund*	Fund*
INVESTMENT INCOME
Income
Dividends (net of withholding tax of
$0, $273, and $27, respectively)	$10,194,400	$29,304	$92,564
Interest	89,421	350	20,817
Total income	10,283,821	29,654	113,381
Expenses
Advisory fees (Note 4)	5,103,030	34,349	44,238
12b-1 fees – Class A shares (Note 5)	533,983	431	531
Administration and fund
accounting fees (Note 4)	452,211	51,773	57,023
Transfer agent fees and expenses (Note 4)	243,988	26,468	25,139
Registration fees	68,058	3,932	2,739
Custody fees (Note 4)	66,236	4,690	4,947
Printing and mailing expense	28,963	1,325	1,902
Audit fees	20,893	16,098	16,098
Trustees fees	14,852	4,963	5,166
Insurance expense	12,859	862	866
Legal fees	10,786	6,257	5,616
Chief Compliance Officer fee (Note 4)	9,000	6,750	6,750
Miscellaneous	17,824	2,798	2,798
Total expenses	6,582,683	160,696	173,813
Less: Advisory fees waived
and expenses reimbursed
by Adviser (Note 4)	(294,913)	(122,482)	(123,515)
Net expenses	6,287,770	38,214	50,298
Net investment income/(loss)	3,996,051	(8,560)	63,083

REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS AND WRITTEN OPTIONS
Net realized gain/(loss) from investments	(2,668,950)	(99,339)	(78,985)
Net change in unrealized
appreciation/(depreciation) on:
Investments	(69,378,930)	(536,317)	(729,410)
Written options	832,799	—	—
Net realized and unrealized loss
on investments and written options	(71,215,081)	(635,656)	(808,395)
Net Decrease in Net Assets
Resulting from Operations	$(67,219,030)	$(644,216)	$(745,312)

*	For the period December 31, 2014 through September 30, 2015.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Poplar Forest Partners Fund
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,996,051	$2,387,289
Net realized gain/(loss) from
investments and written options	(2,668,950)	30,522,603
Net change in unrealized appreciation/(depreciation) on:
Investments	(69,378,930)	40,107,163
Written options	832,799	(832,799)
Net increase/(decrease) in net assets
resulting from operations	(67,219,030)	72,184,256
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A Shares	(709,359)	(799,795)
Institutional Class Shares	(1,875,717)	(1,840,765)
From net realized gain on investments
Class A Shares	(12,950,343)	(4,809,041)
Institutional Class Shares	(21,066,991)	(8,664,356)
Total distributions to shareholders	(36,602,410)	(16,113,957)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	77,540,972	182,542,290
Total increase/(decrease) in net assets	(26,280,468)	238,612,589
NET ASSETS
Beginning of year	541,394,273	302,781,684
End of year	$515,113,805	$541,394,273
Accumulated net investment income	$3,240,763	$1,829,904

(a)	A summary of share transactions is as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Paid-in Capital	Shares	Paid-in Capital
Class A Shares
Shares sold	1,243,402	$55,046,254	2,442,781	$109,824,069
Shares issued on reinvestments
of distributions	292,393	12,306,811	119,977	4,959,853
Shares redeemed	(1,273,439)	(55,953,338)	(637,320)	(28,652,154)
Net increase	262,356	$11,399,727	1,925,438	$86,131,768
Institutional Class Shares
Shares sold	2,824,553	$124,280,912	2,972,850	$134,215,995
Shares issued on reinvestments
of distributions	297,407	12,556,533	139,589	5,784,579
Shares redeemed	(1,623,833)	(70,696,200)	(975,935)	(43,590,052)
Net increase	1,498,127	$66,141,245	2,136,504	$96,410,522

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Poplar Forest	Poplar Forest
	Outliers Fund	Cornerstone Fund
	Period Ended	Period Ended
	September 30, 2015*	September 30, 2015*
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$(8,560)	$63,083
Net realized loss from investments	(99,339)	(78,985)
Net change in unrealized appreciation on investments	(536,317)	(729,410)
Net decrease in net assets
resulting from operations	(644,216)	(745,312)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	5,146,983	10,637,833
Total increase in net assets	4,502,767	9,892,521
NET ASSETS
Beginning of period	—	—
End of period	$4,502,767	$9,892,521
Accumulated net investment income	$—	$63,083

(a)	A summary of share transactions is as follows:

	Poplar Forest Outliers Fund		Poplar Forest Cornerstone Fund
	Period Ended September 30, 2015*		Period Ended September 30, 2015*

	Shares	Paid-in Capital	Shares	Paid-in Capital
Class A Shares
Shares sold	13,422	$333,647	18,281	$456,257
Shares redeemed	(392)	(9,743)	(2,570)	(63,612)
Net increase	13,030	$323,904	15,711	$392,645

Institutional Class Shares
Shares sold	77,899	$1,910,712	229,199	$5,712,512
Shares issued in connection
with transfer in-kind	141,189	3,529,726	184,742	4,618,542
Shares redeemed	(24,412)	(617,359)	(3,424)	(85,866)
Net increase	194,676	$4,823,079	410,517	$10,245,188

*	Commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Class A Shares

	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$47.01	$40.68	$29.86	$24.27	$26.16
Income from investment operations:
Net investment income^	0.24	0.19	0.36	0.31	0.26
Net realized and unrealized gain/(loss)
on investments and written options	(5.52)	8.17	10.91	5.51	(1.91)
Total from investment operations	(5.28)	8.36	11.27	5.82	(1.65)
Less distributions:
From net investment income	(0.15)	(0.29)	(0.33)	(0.23)	(0.10)
From net realized gain on investments	(2.82)	(1.74)	(0.12)	(0.00)#	(0.14)
Total distributions	(2.97)	(2.03)	(0.45)	(0.23)	(0.24)
Net asset value, end of year	$38.76	$47.01	$40.68	$29.86	$24.27

Total return	-11.73%	21.22%	38.24%	24.14%	-6.44%

Ratios/supplemental data:
Net assets, end of year (thousands)	$185,183	$212,245	$105,366	$58,954	$37,987
Ratio of expenses to average net assets:
Before fee waiver	1.30%	1.39%	1.50%	1.58%	1.61%
After fee waiver	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income
to average net assets:
Before fee waiver	0.48%	0.28%	0.75%	0.77%	0.54%
After fee waiver	0.53%	0.42%	1.00%	1.10%	0.90%
Portfolio turnover rate	30.38%	23.10%	27.82%	29.19%	22.48%

^	Based on average shares outstanding.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST PARTNERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class Shares

	Year Ended September 30,
	2015	2014	2013	2012	2011
Net asset value, beginning of year	$47.22	$40.84	$29.96	$24.34	$26.20
Income from investment operations:
Net investment income^	0.35	0.30	0.44	0.38	0.33
Net realized and unrealized gain/(loss)
on investments and written options	(5.54)	8.19	10.96	5.52	(1.91)
Total from investment operations	(5.19)	8.49	11.40	5.90	(1.58)
Less distributions:
From net investment income	(0.25)	(0.37)	(0.40)	(0.28)	(0.14)
From net realized gain on investments	(2.82)	(1.74)	(0.12)	(0.00)#	(0.14)
Total distributions	(3.07)	(2.11)	(0.52)	(0.28)	(0.28)
Net asset value, end of year	$38.96	$47.22	$40.84	$29.96	$24.34

Total return	-11.50%	21.50%	38.62%	24.45%	-6.18%

Ratios/supplemental data:
Net assets, end of year (thousands)	$329,930	$329,149	$197,416	$123,911	$92,020
Ratio of expenses to average net assets:
Before fee waiver	1.05%	1.14%	1.25%	1.33%	1.36%
After fee waiver	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income
to average net assets:
Before fee waiver	0.74%	0.52%	0.98%	1.02%	0.81%
After fee waiver	0.79%	0.66%	1.23%	1.35%	1.17%
Portfolio turnover rate	30.38%	23.10%	27.82%	29.19%	22.48%

^	Based on average shares outstanding.
#	Less than $0.01.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST OUTLIERS FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Class A Shares		Institutional Class Shares
	December 31, 2014*		December 31, 2014*
	through		through
	September 30, 2015		September 30, 2015
Net asset value, beginning of period	$25.00		$25.00
Income from investment operations:
Net investment loss^	(0.10)		(0.04)
Net realized and unrealized loss on investments	(3.26)		(3.28)
Total from investment operations	(3.36)		(3.32)
Net asset value, end of period	$21.64		$21.68

Total return	-13.44	%+	-13.28	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$282		$4,221
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	4.92	%++	4.67	%++
After fee waiver and expense reimbursement	1.35	%++	1.10	%++
Ratio of net investment loss to average net assets:
Before fee waiver and expense reimbursement	(4.14	%)++	(3.80	%)++
After fee waiver and expense reimbursement	(0.57	%)++	(0.23	%)++
Portfolio turnover rate	21.63	%+	21.63	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST CORNERSTONE FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	Class A Shares		Institutional Class Shares
	December 31, 2014*		December 31, 2014*
	through		through
	September 30, 2015		September 30, 2015
Net asset value, beginning of period	$25.00		$25.00
Income from investment operations:
Net investment income^	0.17		0.21
Net realized and unrealized loss on investments	(2.00)		(2.00)
Total from investment operations	(1.83)		(1.79)
Net asset value, end of period	$23.17		$23.21

Total return	-7.32	%+	-7.16	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$364		$9,529
Ratio of expenses to average net assets:
Before fee waiver and expense reimbursement	3.34	%++	3.14	%++
After fee waiver and expense reimbursement	1.15	%++	0.90	%++
Ratio of net investment income/(loss)
to average net assets:
Before fee waiver and expense reimbursement	(1.27	%)++	(1.09	%)++
After fee waiver and expense reimbursement	0.92	%++	1.15	%++
Portfolio turnover rate	32.60	%+	32.60	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015

NOTE 1 – ORGANIZATION

The Poplar Forest Partners Fund (the “Partners Fund”), the Poplar Forest Outliers Fund (“Outliers Fund”) and the Poplar Forest Cornerstone Fund (“Cornerstone Fund”) (each, a “Fund” and collectively, the “Funds ”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Partners Fund and the Outliers Fund is to seek long-term growth of capital.  The investment objective of the Cornerstone Fund is to seek to achieve current income and long-term growth of capital.  Each Fund currently offers Class A shares and Institutional Class shares.  Class A shares are subject to a maximum front-end sales load of 5.00%, which decreases depending on the amount invested.  The Partner Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2009.

The Outlier Fund’s and the Cornerstone Fund’s Class A shares and Institutional Class shares commenced operations on December 31, 2014.  The initial purchase into each Fund included a transfer in-kind of securities and cash.  The transfers in-kind were nontaxable.  The Outliers Fund and the Cornerstone Fund issued 141,189 and 184,742 shares, respectively, on December 31, 2014.  The fair value and cost of securities received by the Outliers Fund was $3,238,689 and $2,497,054, respectively.  The fair value and cost of securities received by the Cornerstone Fund was $3,036,606 and $612,283, respectively.  In addition, the Outliers Fund received $291,037 of cash and the Cornerstone Fund received $1,581,937 of cash and dividends receivable.  For financial reporting purposes, assets received and shares issued by each Fund were recorded at fair value.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Partner Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years of 2012-2014, or expected to be taken in the Fund’s 2015 tax returns.  Management has also analyzed the Outliers Fund’s and the Cornerstone Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2015 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted or amortized using the effective interest method.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Derivatives:  The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate to the adviser and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent it does not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

During the period ended September 30, 2015, the Outliers Fund and the Cornerstone Fund did not hold written options.

Partners Fund

The effect of derivative instruments on the statements of operations for the period ended September 30, 2015 is as follows:

	Location of Gain/(Loss) on
Derivative Type	Derivatives Recognized in Income	Value
Equity Contracts	Net change in unrealized
	depreciation on written options	$832,799

The written options held in the Partners Fund at the end of the previous fiscal year were exercised in October 2014.  The Partners Fund did not enter into written option contracts during the period ended September 30, 2015.

Transactions in written options contracts for the period ended September 30, 2015, are as follows:

		Premiums
Partners Fund	Contracts	Received
Beginning balance	6,800	$1,309,201
Options exercised	(6,800)	(1,309,201)
Outstanding at September 30, 2015	—	—

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended September 30, 2015, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)	Paid-in Capital
Partners Fund	$ (116)	$ 116	$ —
Outliers Fund	8,560	205,983	(214,543)
Cornerstone Fund	—	516,402	(516,402)

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

F.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of September 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Debt Securities:  Debt securities are valued at the mean of the bid and asked prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Options:  Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.  Options that are valued based on quoted prices from the exchange are categorized in level 1 of the fair value hierarchy.  Options that are valued at the mean of the highest bid price and lowest asked price are categorized in level 2.

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board of Trustees.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2015:

Partners Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$28,835,500	$—	$—	$28,835,500
Consumer Staples	3,818,750	—	—	3,818,750
Energy	62,351,993	—	—	62,351,993
Financials	138,517,700	—	—	138,517,700
Health Care	64,704,553	—	—	64,704,553
Industrials	69,271,450	—	—	69,271,450
Information Technology	79,807,250	—	—	79,807,250
Materials	49,889,417	—	—	49,889,417
Total Common Stocks	497,196,613	—	—	497,196,613
Fixed Income
Corporate Bonds	—	6,122,024	—	6,122,024
Total Fixed Income	—	6,122,024	—	6,122,024
Short-Term Investments	6,764,612	4,999,778	—	11,764,390
Total Assets	$503,961,225	$11,121,802	$—	$515,083,027

Outliers Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$538,834	$—	$—	$538,834
Energy	401,320	—	—	401,320
Financials	586,141	—	—	586,141
Health Care	656,412	—	—	656,412
Industrials	824,684	—	—	824,684
Information Technology	662,099	—	—	662,099
Materials	151,228	—	—	151,228
Total Common Stocks	3,820,718	—	—	3,820,718
Short-Term Investments	684,471	—	—	684,471
Total Assets	$4,505,189	$—	$—	$4,505,189

POPLAR FOREST FUNDS
NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

Cornerstone Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Consumer Discretionary	$242,190	$—	$—	$242,190
Consumer Staples	648,906	—	—	648,906
Energy	595,027	—	—	595,027
Financials	1,453,176	—	—	1,453,176
Health Care	1,026,232	—	—	1,026,232
Industrials	1,041,530	—	—	1,041,530
Information Technology	1,117,693	—	—	1,117,693
Materials	354,321	—	—	354,321
Total Common Stocks	6,479,075	—	—	6,479,075
Fixed Income
Corporate Bonds	—	1,562,935	—	1,562,935
U.S. Government Agencies
and Instrumentalities	—	902,849	—	902,849
Total Fixed Income	—	2,465,784	—	2,465,784
Short-Term Investments	729,354	444,983	—	1,174,337
Total Assets	$7,208,429	$2,910,767	$—	$10,119,196

Refer to the Funds’ schedules of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at September 30, 2015, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Funds during the period ended September 30, 2015.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (”NAV“) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended September 30, 2015, Poplar Forest Capital, LLC (the “Adviser”) provided the Funds with investment management services under an

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee.  For the Partners Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.80% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the Outliers Fund, the fees are calculated at an annual rate of 1.00% of average daily net assets for the first $250 million of assets, 0.90% of the Fund’s average daily net assets for the next $750 million of assets, and 0.80% of the Fund’s average daily net assets in excess of $1 billion.  For the Cornerstone Fund, the fees are calculated at an annual rate of 0.80% of average daily net assets for the first $250 million of assets, 0.70% of the Fund’s average daily net assets for the next $750 million of assets, and 0.60% of the Fund’s average daily net assets in excess of $1 billion.  For the period ended September 30, 2015, the Partners Fund, the Outliers Fund and the Cornerstone Fund incurred $5,103,030, $34,349 and $44,238, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit each Fund’s aggregate annual operating expenses as a percent of average daily net assets as follows:

	Class A	Institutional Class
Partners Fund	1.25%	1.00%
Outliers Fund	1.35%	1.10%
Cornerstone Fund	1.15%	0.90%

Any such reduction made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended September 30, 2015, the Adviser reduced its fees in the amount of $294,913, $122,482 and $123,515 in the Partners Fund, the Outliers Fund and the Cornerstone Fund, respectively.  No amounts were reimbursed to the Adviser.  The expense limitation will remain in effect through at least January 27, 2016, and may be terminated only by the Trust’s Board of Trustees.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

	2016	2017	2018	Total
Partners Fund	$593,876	$573,464	$294,913	$1,462,253
Outliers Fund	—	—	122,482	122,482
Cornerstone Fund	—	—	123,515	123,515

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Funds are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the period ended September 30, 2015, the Funds incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Administration and Fund Accounting	$452,211	$51,773	$57,023
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	166,250	22,719	22,715
Custody	66,236	4,690	4,947
Chief Compliance Officer	9,000	6,750	6,750

At September 30, 2015, the Funds had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank, N.A. for custody fees in the following amounts:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Administration and Fund Accounting	$55,392	$11,375	$12,731
Transfer Agency (excludes out-of-pocket
expenses and sub-ta fees)	25,690	5,045	5,025
Custody	11,207	1,416	1,545
Chief Compliance Officer	1,500	1,500	1,500

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Class A shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended September 30, 2015, the Class A shares of the Partners Fund, the Outliers Fund and the Cornerstone Fund paid the Distributor $533,983, $431 and $531, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2015, the cost of purchases, including the securities received in the transfer in-kind, and the proceeds from sales of securities, excluding short-term securities, were as follows.

	Purchases		Sales
		Non-		Non-
	Government	Government	Government	Government
Partners Fund	$—	$223,511,172	—	$167,745,385
Outliers Fund	—	4,571,329	—	856,590
Cornerstone Fund	908,512	8,243,487	—	2,065,060

NOTE 7 – LINE OF CREDIT

The Partners Fund has a line of credit in the amount of $35,000,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the period ended September 30, 2015, the Partners Fund did not draw upon its line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Outliers Fund and the Cornerstone Fund did not make a distribution during the period ended September 30, 2015.  The tax character of distributions paid by the Partners Fund during the period ended September 30, 2015 and the year ended September 30, 2014 was as follows:

POPLAR FOREST FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

	Period Ended	Year Ended
	September 30, 2015	September 30, 2014
Ordinary income	$ 4,484,561	$ 2,640,560
Long-term capital gains	32,117,848	13,473,397

As of September 30, 2015, the components of capital on a tax basis were as follows:

	Partners	Outliers	Cornerstone
	Fund	Fund	Fund
Cost of investments (a)	$475,115,220	$5,042,270	$10,848,606
Gross unrealized appreciation	90,448,823	401,967	1,653,729
Gross unrealized depreciation	(50,481,016)	(939,048)	(2,383,139)
Net unrealized
appreciation/(depreciation) (a)	39,967,807	(537,081)	(729,410)
Undistributed ordinary income	3,240,763	—	63,083
Undistributed long-term capital gains	—	107,408	437,417
Total distributable earnings	3,240,763	107,408	500,500
Other accumulated gains/(losses)	(7,125,687)	—	—
Total accumulated earnings/(losses)	$36,082,883	$(429,673)	$(228,910)

(a)	The difference between book-basis and tax-basis net unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments.

At September 30, 2015, the Partners Fund deferred, on a tax basis, post-October losses of $7,125,687.

POPLAR FOREST FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Poplar Forest Partners Fund

We have audited the accompanying statements of assets and liabilities of the Poplar Forest Partners Fund, the Poplar Forest Outliers Fund, and the Poplar Forest Cornerstone Fund, each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2015, and with respect to the Poplar Forest Partners Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, with respect to the Poplar Forest Outliers Fund and Poplar Cornerstone Fund, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period December 31, 2014 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Poplar Forest Partners Fund, the Poplar Forest Outliers Fund, and the Poplar Forest Cornerstone Fund as of September 30, 2015, and the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 30, 2015

POPLAR FOREST FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2015 (Unaudited)

For the period ended September 30, 2015, the Partners Fund designated $4,484,561 as ordinary income and $32,117,848 as long-term capital gains for purposes of the dividends paid deduction.

Certain dividends paid by the Partners Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. For the period ended September 30, 2015, the percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Partners Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended September 30, 2015 was 100%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Partners Fund was 42.35%.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-522-8860 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-522-8860.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-522-8860.

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	3	Trustee,
(age 69)		term since	Gamma Delta Housing		Advisors
615 E. Michigan Street		March	Corporation (collegiate		Series Trust
Milwaukee, WI 53202		2014.	housing management)		(for series not
			(2012 to present);		affiliated with
			Trustee and Chair (2000		the Funds);
			to 2012), New Covenant		Independent
			Mutual Funds (1999-2012);		Trustee from
			Director and Board		1999 to 2012,
			Member, Alpha Gamma		New Covenant
			Delta Foundation		Mutual Funds.
(philanthropic
organization) (2005
to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	3	Trustee,
(age 79)		term since	Financial Consultant		Advisors
615 E. Michigan Street		February	and former Executive		Series Trust
Milwaukee, WI 53202		1997.	Vice President and		(for series not
			Chief Operating Officer		affiliated with
			of ICI Mutual Insurance		the Funds);
			Company (until January		Trustee, The
			1997).		Forward Funds
(26 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 81)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series not
affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 75)		term since	Senior Vice President,		Advisors
615 E. Michigan Street		February	Federal Home Loan		Series Trust
Milwaukee, WI 53202		1997.	Bank of San Francisco.		(for series not
affiliated with
the Funds).

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of	Other
		Office and	Principal	Portfolios in	Directorships
	Position	Length	Occupation	Fund Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years(3)

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	3	Trustee,
(age 68)	Trustee	term since	U.S. Bancorp Fund		Advisors
615 E. Michigan Street		September	Services, LLC (May		Series Trust
Milwaukee, WI 53202		2008.	1991 to present).		(for series not
affiliated with
the Funds).

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 68)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 48)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 54)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer
Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 58)	President,	term since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

POPLAR FOREST FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 50)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 28)	Secretary	term since	Services, LLC (July 2013 – present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 – July 2013); Legal Internship, Artisan
Partners Limited Partnership (February 2012 –
September 2012); J.D. Graduate, Marquette
University Law School (2009-2012).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2015, the Trust was comprised of 46 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-522-8860.

POPLAR FOREST FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-522-8860 to request individual copies of these documents.  Once the Funds receive notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

POPLAR FOREST FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser
Poplar Forest Capital, LLC
70 South Lake Avenue, Suite 930
Pasadena, CA  91101

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(877) 522-8860

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-522-8860.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$43,000	$16,900
Audit-Related Fees	N/A	N/A
Tax Fees	$9,900	$3,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date     December 7, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date     December 7, 2015

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date     December 7, 2015

* Print the name and title of each signing officer under his or her signature.